EXHIBIT 10





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Independent Accountants" in the Statements of Additional Information constituting part of this Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Janus Aspen Series.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
January 13, 2000